UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 26, 2016

GTY TECHNOLOGY HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-37931	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1180 North Town Center Drive, Suite 100, Las Vegas, Nevada 89144

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (702) 945-2898

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On November 1, 2016, GTY Technology Holdings Inc. (the “Company”) consummated its initial public offering (“IPO”) of 55,200,000 units (the “Units”), including the issuance of 7,200,000 Units as a result of the underwriters’ exercise of their over-allotment option in full. Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (the “Class A Ordinary Shares”), and one-third of one warrant of the Company (“Warrant”), each whole Warrant entitling the holder thereof to purchase one Class A Ordinary Share for $11.50 per share. The Units were sold at a price of $10.00 per unit, generating gross proceeds to the Company of $552,000,000.

Simultaneously with the closing of the IPO, the Company completed the private sale of 8,693,334 warrants (the “Private Placement Warrants”) to the Company’s sponsor, GTY Investors, LLC (the “Sponsor”) at a purchase price of $1.50 per Private Placement Warrant, generating gross proceeds to the Company of approximately $13,040,000. The Private Placement Warrants are identical to the warrants sold as part of the Units in the IPO, except that the Sponsor has agreed not to transfer, assign or sell any of the Private Placement Warrants (except to certain permitted transferees) until 30 days after the completion of the Company’s initial business combination. The Private Placement Warrants are also not redeemable by the Company so long as they are held by the Sponsor or its permitted transferees.

A total of $552,000,000, comprised of $540,960,000 of the proceeds from the IPO, including $19,320,000 of the underwriters’ deferred discount, and $11,040,000 of the proceeds of the sale of the Private Placement Warrants, was placed in a U.S.-based trust account at J.P. Morgan Chase Bank, N.A., maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds in the trust account that may be released to the Company to pay its taxes, the funds held in the trust account will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of all of the Company’s public shares if it is unable to complete its business combination within 24 months from the closing of the IPO, subject to applicable law, or (iii) the redemption of the Company’s public shares properly submitted in connection with a shareholder vote to approve an amendment to the Company’s second amended and restated memorandum and articles of association that would affect the substance or timing of the Company’s obligation to redeem 100% of its public shares if the Company has not consummated an initial business combination within 24 months from the closing of the IPO.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company registration statement (File No. 333-213809):

•	An Underwriting Agreement, dated October 26, 2016, by and between the Company and Citigroup Global Markets Inc., as representative of the several underwriters.

•	A Warrant Agreement, dated October 26, 2016, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

•	A Letter Agreement, dated October 26, 2016, by and among the Company, its officers and directors and the Sponsor.

•	An Investment Management Trust Agreement, dated October 26, 2016, by and between the Company and Continental Stock Transfer & Trust Company, as trustee.

•	A Registration Rights Agreement, dated October 26, 2016, by and between the Company, the Sponsor and the holders party thereto.

•	An Administrative Services Agreement, dated October 26, 2016, by and between the Company and the Sponsor.

•	A Private Placement Warrants Purchase Agreement, dated October 26, 2016, by and between the Company and the Sponsor.

•	An Indemnity Agreement, dated October 26, 2016, by and between the Company and William D. Green.

•	An Indemnity Agreement, dated October 26, 2016, by and between the Company and Joseph M. Tucci.

•	An Indemnity Agreement, dated October 26, 2016, by and between the Company and Harry L. You.

•	An Indemnity Agreement, dated October 26, 2016, by and between the Company and Randolph Cowen.

•	An Indemnity Agreement, dated October 26, 2016, by and between the Company and Paul T. Dacier.

•	An Indemnity Agreement, dated October 26, 2016, by and between the Company and Stephen Rohleder.

•	An Indemnity Agreement, dated October 26, 2016, by and between the Company and Charles Wert.

On October 26, 2016, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing the pricing of the IPO.

On November 1, 2016, the Company issued a press release, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K, announcing the closing of the IPO and the exercise of the underwriters’ over-allotment option in full.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

We incorporate by reference herein the Exhibit Index following the signature page to this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GTY TECHNOLOGY HOLDINGS INC.

	By:	/s/ Harry L. You
Name: Harry L. You
Title: President and Chief Financial Officer

Dated: November 1, 2016

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement, dated October 26, 2016, by and among the Company and Citigroup Global Markets Inc., as representative of the several underwriters.
4.4	Warrant Agreement, dated October 26, 2016, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent.
10.1	Letter Agreement, dated October 26, 2016, by and among the Company, its officers and directors and GTY Investors, LLC.
10.2	Investment Management Trust Agreement, dated October 26, 2016, by and between the Company and Continental Stock Transfer & Trust Company, as trustee.
10.3	Registration Rights Agreement, dated October 26, 2016, by and between the Company, GTY Investors, LLC and the holders party thereto.
10.4	Administrative Services Agreement, dated October 26, 2016, by and between the Company and GTY Investors, LLC.
10.5	Private Placement Warrants Purchase Agreement, dated October 26, 2016, by and between the Company and GTY Investors, LLC
10.6	Indemnity Agreement, dated October 26, 2016, by and between the Company and William D. Green.
10.7	Indemnity Agreement, dated October 26, 2016, by and between the Company and Joseph M. Tucci.
10.8	Indemnity Agreement, dated October 26, 2016, by and between the Company and Harry L. You.
10.9	Indemnity Agreement, dated October 26, 2016, by and between the Company and Randolph Cowen.
10.10	Indemnity Agreement, dated October 26, 2016, by and between the Company and Paul T. Dacier.
10.11	Indemnity Agreement, dated October 26, 2016, by and between the Company and Stephen Rohleder.
10.12	Indemnity Agreement, dated October 26, 2016, by and between the Company and Charles Wert.
99.1	Press Release, dated October 26, 2016.
99.2	Press Release, dated November 1, 2016.